UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	VCYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On December 3, 2019, Veracyte, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on December 3, 2019, the Company entered into a License and Asset Purchase Agreement with NanoString Technologies, Inc. (“NanoString”) pursuant to which the Company acquired (the “Acquisition”) a license and certain assets from NanoString. This Form 8-K/A amends the Original Form 8-K to include an audited statement of assets acquired and liabilities assumed prepared on the basis of the allocation of the Company’s purchase price as of the acquisition date (the “Abbreviated Financial Statements”) and the pro forma condensed balance sheet of the Company as of September 30, 2019, giving effect to the Acquisition. There were no liabilities assumed in connection with the Acquisition. As disclosed in the Original Form 8-K, in connection with the Acquisition, the Company obtained from the Securities and Exchange Commission, pursuant to its authority under Rule 3-13 under Regulation S-X, a waiver from the requirements of Rule 3-05 of Regulation S-X to provide certain financial statements of NanoString relating to the Acquisition, other than the Abbreviated Financial Statements.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statement of business acquired. The audited statement of assets acquired and liabilities assumed is filed herewith as Exhibit 99.1. The consent of Ernst & Young, LLP, the Company’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro forma financial information. The unaudited pro forma condensed combined balance sheet of the Company giving effect to the Acquisition as of September 30, 2019 is filed herewith as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Audited Statement of Assets Acquired and Liabilities Assumed
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 18, 2020

VERACYTE, INC.

		By:	/s/ Keith Kennedy
		Name:	Keith Kennedy
		Title:	Chief Operating Officer and Chief Financial Officer